Transactions in Foreign Currency - Schedule of Assets and Liabilities (Details) - USD [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Cash and cash equivalents	$ 6,508	$ 6,690
Trade and other receivables, net	9,578	4,800
Total assets	16,086	11,490
Liabilities
Trade and other payables	(11,262)	(14,636)
Liabilities	(11,262)	(14,636)
Net monetary position	$ 4,824	$ (3,146)